UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Williams Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

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Online
Go to www.envisionreports.com/wmb or scan the QR code – login details are located in the shaded bar below.

Participants in the Williams Investment Plus Plan must submit their vote by April 26, 2024 at 1:00 a.m. Central Daylight Time.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

The Williams Companies, Inc. Stockholder Meeting to be Held on April 30, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and our 2023 Annual Report, which includes a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2023, are available at:

www.envisionreports.com/wmb

Easy Online Access – View your proxy materials and vote.

Step 1:  Go to www.envisionreports.com/wmb.

Step 2:  Click on Cast Your Vote or Request Materials.

Step 3:  Follow the instructions on the screen to log in.

Step 4:  Make your selections as instructed on each screen for your delivery preferences.

Step 5:  Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 19, 2024 to facilitate timely delivery.

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Stockholders Meeting Notice

The 2024 Annual Meeting of Stockholders of The Williams Companies, Inc. will be held on April 30, 2024 at 2:00pm CDT, conducted online live via webcast at www.meetnow.global/MA5CYUJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote “FOR” the election of each of the nominees listed below.

1.	Elect 12 Director Nominees for a One-Year Term.

01 - Alan S. Armstrong

02 - Stephen W. Bergstrom

03 - Michael A. Creel

04 - Stacey H. Doré

05 - Carri A. Lockhart

06 - Richard E. Muncrief

07 - Peter A. Ragauss

08 - Rose M. Robeson

09 - Scott D. Sheffield

10 - Murray D. Smith

11 - William H. Spence

12 - Jesse J. Tyson

The Board of Directors recommends a vote “FOR” proposals 2, 3 and 4 and “AGAINST” proposal 5.

2.	Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.
3.	Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2024.
4.	Approve the Adoption of the Amended and Restated Certificate of Incorporation of The Williams Companies, Inc. to Limit the Liability of Certain Officers as Permitted by Law.
5.	Vote on a Stockholder Proposal Requesting the Company Issue a Report Assessing Policy Options Related to Venting and Flaring, if Properly Presented at the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/wmb. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

–	Email – Send an email to investorvote@computershare.com with “Proxy Materials The Williams Companies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 19, 2024.